EXHIBIT 99


NEWS RELEASE                                                          [TXU LOGO]

--------------------------------------------------------------------------------

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------

                  TXU REPORTS THIRD QUARTER RESULTS AND SECURES
                       ADDITIONAL $1 BILLION OF LIQUIDITY

DALLAS--(OCTOBER 30, 2002) TXU (NYSE:TXU) today announced that reported earnings for the third quarter ended September 30, 2002 were $0.73 per share of common stock versus $1.28 per share for the third quarter of 2001. Excluding results from Europe, which are expected to be reflected as discontinued operations in the fourth quarter, and other unusual items, earnings for the current quarter were $0.92 per share compared to $1.27 per share for the prior year quarter. The current quarter excludes the impairment of the company's small natural gas distribution business in Monterrey, Mexico. The prior year quarter excludes the regulatory adjustment at North America Energy, as reported last year.

Year-to-date reported earnings were $2.40 per share of common stock compared to $2.83 per share for year-to-date 2001. Excluding European business results and unusual items, earnings for year-to-date September 30, 2002 were $2.64 per share compared to the prior year period earnings of $2.28 per share. The unusual items excluded in the current period are the aforementioned impairment in the current quarter and early extinguishment of debt, primarily in the first quarter. The unusual item excluded in the prior year period was the aforementioned regulatory adjustment.

TXU also announced today that its wholly owned subsidiary, Oncor Electric Delivery Company, has obtained a $1 billion 364-day senior secured credit facility.

The facility may be used for the interim refinancing of maturing indebtedness of Oncor and for general corporate purposes at Oncor. Borrowings under the facility will be secured by First Mortgage Bonds of Oncor.

SUMMARY OF THIRD QUARTER RESULTS

Third quarter results reflect continued solid contributions from the North America Energy and Energy Delivery segments and from Australia. Comparisons to the prior year quarter were affected by the increase in number of shares of common stock as a result of the maturity of equity-linked securities in August 2001 and 2002 and the issuance of 11.8 million shares of common stock at the beginning of June 2002.

As stated last week, the company continues to pursue a prompt resolution of its business interests in Europe. For the quarter, the European business net loss was $37 million. This loss was greater than expected due to the continued difficult market conditions in the UK. The company expects to record a charge in the fourth quarter associated with the wind-down of this European business. Europe's net income in the prior year quarter was $21 million.

The North America Energy segment delivered $223 million of net income in the quarter. This segment contains the company's generation, wholesale and retail operations primarily in Texas. The results reflect the successful transition to competition of the Texas operations. Increased margin was offset by higher operating expenses, including temporarily increased costs associated with the opening of the electricity market in Texas to customer choice this year.

The North America Energy Delivery segment provided $78 million of net income in the quarter. This segment includes the electric transmission and distribution assets as well as the company's gas pipeline and distribution business. Segment results reflect strong customer growth in the North Texas area. Results benefited from decreased operating expenses and from improved results from the natural gas business.

Net income contribution from Australia decreased by $6 million, primarily due to lower wholesale margins and higher operating costs associated with increased retail infrastructure and marketing expenditures in conjunction with the full opening of the retail markets. These were partially offset by improved retail margins and the discontinuance of amortization of goodwill.

CONFERENCE CALL
---------------

TXU's quarterly earnings teleconference with financial analysts is scheduled for 9:00 a.m. Central (10:00 a.m. Eastern) today. The teleconference will be broadcast live on the TXU web site for any parties who wish to listen, and a replay will be available on the web site approximately two hours after the teleconference is completed. Consolidated and segment condensed income statements and operating and financial statistics for the periods ended September 30, 2002, a consolidated cash flow statement for year to date September 30, 2002 and 2001, and a consolidated balance sheet for September 30, 2002 and December 31, 2001 are also available on the web site at www.txu.com in the Investor Resources section.

TXU provides electric and natural gas services, energy marketing, energy delivery, telecommunications, and other energy-related services. TXU serves more than five million customers and owns and operates more than 20,000 megawatts of competitive generation in North America and Australia. Visit www.txu.com for more information about TXU.


This release contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of factors that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings. In addition to the factors set forth in the company's SEC filings, other factors which could affect the forward looking statements contained in this press release include, among others, prevailing government policies on environmental, tax or accounting matters, regulatory and rating agency actions, weather conditions, unanticipated population growth or decline and changes in market demand and demographic patterns, changing competition for customers including the deregulation of the U.S. electric utility industry and the entry of new competitors, pricing and transportation of crude oil, natural gas and other commodities, financial and capital market conditions, unanticipated changes in operating expenses and capital expenditures, legal and administrative proceedings and settlements, inability of the various counterparties to meet their obligations with respect to financial instruments, and changes in technology used and services offered by TXU Corp.


                                     - END -

For additional information contact:


      MEDIA:
      -----
      Carol Peters            Joan Hunter
      214/812-5924            214/812/4071
      cpeters@txu.com         jhunter@txu.com

      INVESTOR RELATIONS:
      ------------------
      David Anderson          Brad Jones              Tim Hogan
      214/812-4641            214/812-8405            214/812-2756
      danderson@txu.com       brad.jones@txu.com      thogan@txu.com

      INDIVIDUAL SHAREHOLDERS:
      -----------------------
      Shareholder Services
      214/812-8100 or 800/828-0812

TXU CORP.
--------------------------------------------------------------------------------
The following table identifies the components of the CONTRIBUTION and CHANGE in
                                                     ------------     ------
earnings for the quarter and year-to-date ended September 30, 2002 by segment.
--------------------------------------------------------------------------------


                                              CONTRIBUTION                CHANGE
                                              ------------                ------
                                          NET INCOME                 US$
                                              US$                (MILLIONS)      PER SHARE
THREE MONTHS ENDED                        (MILLIONS)       EPS    AFTER TAX        IMPACT       EPS
-----------------------------------       ----------       ---    ---------        ------       ---
ADJUSTED EARNINGS 09/30/2001                                                                 $ 1.27
North America Energy                      $  223          0.79     $ (62)          (0.24)
Australia                                     24          0.08        (6)          (0.02)
                                          ----------     ------    ------          -------
  Total Energy                               247          0.87       (68)          (0.26)
North America Energy Delivery                 78          0.28        (5)          (0.02)
Corporate and Other                          (66)        (0.23)        1             -
Change in Common Shares Outstanding                                                (0.07)     (0.35)
                                          ----------     ------    ------          -------    ------
ADJUSTED EARNINGS 09/30/2002                 259          0.92       (72)                    $ 0.92
Impairment of Assets (Mexico)                (15)        (0.05)                               (0.05)
Europe                                       (37)        (0.13)                               (0.13)
Extraordinary Item                            (1)        (0.01)                               (0.01)
                                          ----------     ------                                ------
REPORTED EARNINGS 09/30/2002                 206          0.73                               $ 0.73

                                              CONTRIBUTION                CHANGE
                                              ------------                ------
                                          NET INCOME                 US$
                                            US$                  (MILLIONS)      PER SHARE
YEAR TO DATE                              (MILLIONS)        EPS   AFTER TAX        IMPACT       EPS
-----------------------------------       ----------       ---    ---------        ------       ---
ADJUSTED EARNINGS 09/30/2001                                                                 $ 2.28
North America Energy                      $  579          2.13    $   (6)       $ (0.02)
Australia                                    102          0.38        51           0.20
                                          ----------     ------    ------         -------
  Total Energy                               681          2.51        45           0.18
North America Energy Delivery                220          0.81        67           0.26
Corporate and Other                         (184)        (0.68)       17           0.06
Change in Common Shares Outstanding                                               (0.14)       0.36
                                          ----------     ------    ------         -------     ------
ADJUSTED EARNINGS 09/30/2002                 717          2.64       129                     $ 2.64
Impairment of Assets (Mexico)                (15)        (0.06)                               (0.06)
Europe                                       (33)        (0.12)                               (0.12)
Extraordinary Item                           (18)        (0.06)                               (0.06)
                                          ----------     ------                               ------
REPORTED EARNINGS 09/30/2002                 651          2.40                               $ 2.40
                                                                                             =======

--------------------------------------------------------------------------------
These tables are furnished in response to your request for information concerning and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

--------------------------------------------------------------------------------

                                                                      [TXU LOGO]

TXU CORP. AND SUBSIDIARIES

                                                PERIODS ENDED SEPTEMBER 30, 2002

STATEMENTS OF CONSOLIDATED INCOME
(Unaudited)

                                                           Three Months Ended                    Nine Months Ended
                                                              September 30,                        September 30,
                                                   ----------------------------------   ----------------------------------
                                                      2002         2001      % Change      2002         2001      % Change
                                                   ----------  ----------   ---------   ----------  ----------   ---------
                                                     Millions of Dollars                  Millions of Dollars

Operating revenues .............................   $   4,276   $    3,967        7.8    $  11,925   $   12,393       (3.8)
                                                   ----------  ----------   ---------   ----------  ----------   ---------
Operating expenses
    Energy purchased for resale,
      fuel consumed and delivery costs .........       2,384        1,903       25.3        6,303        6,586       (4.3)
    Operation and maintenance ..................         858        1,013      (15.3)       2,523        2,506        0.7
    Depreciation and other amortization ........         244          245       (0.4)         716          750       (4.5)
    Goodwill amortization ......................           -           56          -            -          165          -
    Taxes other than income ....................         173          195      (11.3)         534          577       (7.5)
                                                   ----------  ----------   ---------   ----------  ----------   ---------
        Total operating expenses ...............       3,659        3,412        7.2       10,076       10,584       (4.8)
                                                   ----------  ----------   ---------   ----------  ----------   ---------
Operating income ...............................         617          555       11.2        1,849        1,809        2.2

Other income ...................................          36           12          -           72          129      (44.2)

Other deductions ...............................          29           60      (51.7)          86          119      (27.7)

Interest income ................................           8           48      (83.3)          31          121      (74.4)

Interest expense and other charges .............         301          384      (21.6)         892        1,176      (24.1)
                                                   ----------  ----------   ---------   ----------  ----------   ---------
Income from continuing operations before
    income taxes ...............................         331          171       93.6          974          764       27.5

Income tax expense (benefit) ...................         104         (168)         -          274           17          -
                                                   ----------  ----------   ---------   ----------  ----------   ---------
Income from continuing operations
    before extraordinary items .................         227          339      (33.0)         700          747       (6.3)

Discontinued operations, net of tax effect .....         (15)           -          -          (15)                      -

Extraordinary items, net of tax effect .........          (1)           -          -          (18)           -          -
                                                   ----------  ----------   ---------   ----------  ----------   ---------
Net Income .....................................         211          339      (37.8)         667          747      (10.7)

Preference stock dividends .....................           5            5          -           16           16          -
                                                   ----------  ----------   ---------   ----------  ----------   ---------

Net income available for common stock ..........   $     206   $      334      (38.3)   $     651   $      731      (10.9)
                                                   ==========  ==========   =========   ==========  ==========   =========
Average shares of common stock
    outstanding (millions) .....................         282          260        8.5          272          258        5.4

Per share of common stock:
    Basic and diluted earnings
      Income from continuing operations
          before extraordinary items ...........       $0.78        $1.28      (39.1)       $2.52        $2.83      (11.0)
      Discontinued operations, net of tax ......      ($0.05)           -          -       ($0.05)           -          -
      Extraordinary items, net of tax ..........           -            -          -       ($0.07)           -          -
      Net income available for common stock ....       $0.73        $1.28      (43.0)       $2.40        $2.83      (15.2)

    Dividends declared .........................       $0.60        $0.60          -        $1.80        $1.80          -


Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports to the Securities and Exchange Commission on Form 10-Q. This financial statement is furnished in response to your request for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU CORP. AND SUBSIDIARIES

CONDENSED STATEMENTS OF CONSOLIDATED CASH FLOWS
(Unaudited)

                                                                                    Nine Months Ended
                                                                                      September 30,
                                                                                ----------------------
                                                                                    2002         2001
                                                                                ---------     --------
                                                                                  Millions of Dollars

Cash flows - operating activities
   Net income ................................................................. $    667      $   747
   Adjustments to reconcile net income to cash provided by operating activities:

     Extraordinary items ......................................................       18            -
     Depreciation and amortization ............................................      791        1,011
     Deferred income taxes and investment tax credits -- net ..................      140         (265)
     Gains from sale of assets ................................................      (30)         148
     Net effect of unrealized mark-to-market valuation gains ..................      (43)        (341)
     Equity in losses of affiliates and joint ventures ........................       32           37
     Reduction of revenues for earnings in excess of regulatory earnings cap ..        -          140
     Other ....................................................................      115          (24)
   Changes in operating assets and liabilities ................................     (727)         155
                                                                                ---------     --------
      Cash provided by operating activities ...................................      963        1,608
                                                                                ---------     --------
Cash flows - financing activities Issuances of securities:
     Long-term debt ...........................................................    3,842        1,580
     Common stock .............................................................      955          353
   Retirements/repurchases of securities:
     Long-term debt ...........................................................   (3,999)      (2,285)
     Common stock .............................................................        -          (44)
   Change in notes payable:
     Commerical paper .........................................................      284         (352)
     Banks ....................................................................   (1,859)          55
   Cash dividends paid:
     Common stock .............................................................     (496)        (463)
     Preference stock .........................................................      (16)         (16)
   Debt premium, discount, financing and reacquisition expenses ...............     (107)         (21)
                                                                                ---------     --------
      Cash used in financing activities .......................................   (1,396)      (1,193)
                                                                                ---------     --------

Cash flow - investing activities
   Capital expenditures .......................................................     (840)      (1,186)
   Acquisitions of businesses .................................................     (606)        (230)
   Proceeds from sale of assets ...............................................    1,354          755
   Nuclear fuel ...............................................................      (51)         (11)
   Other ......................................................................      (56)         (62)
                                                                                ---------     --------
      Cash provided by (used in) investing activities .........................     (199)        (734)
                                                                                ---------     --------
Effect of exchange rates on cash and cash equivalents .........................       64          (12)
                                                                                ---------     --------
Net change in cash and cash equivalents .......................................     (568)        (331)

Cash and cash equivalents -- beginning balance ................................    1,161        1,039
                                                                                ---------     --------
Cash and cash equivalents -- ending balance ................................... $    593      $   708
                                                                                =========     ========

TXU CORP  AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                                                     SEPTEMBER 30,  December 31,
                                                                                         2002           2001
                                                                                     -----------    -----------
                                          ASSETS                                          Millions of Dollars

Current assets
     Cash and cash equivalents .................................................     $      593     $     1,161
     Accounts receivable .......................................................          3,171           2,643
     Inventories - at average cost .............................................            571             522
     Prepayments ...............................................................            255             370
     Commodity contract assets .................................................          1,779           1,680
     Other current assets ......................................................            307             253
                                                                                     -----------    -----------
        Total current assets ...................................................          6,676           6,629
                                                                                     -----------    -----------
Investments
     Restricted cash ...........................................................            633             520
     Other investment ..........................................................          1,691           1,586
Net property, plant and equipment ..............................................         20,949          22,480
Goodwill .......................................................................          7,671           7,247
Regulatory assets - net ........................................................          1,817           1,734
Commodity contract assets ......................................................          1,106             795
Cash flow hedges and other derivative assets ...................................            458             448
Deferred debits and other assets ...............................................            957             881
                                                                                     -----------    -----------
        Total assets ...........................................................     $   41,958     $    42,320
                                                                                     ===========    ===========
                           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
     Notes payable:
      Commercial paper .........................................................     $    1,144     $       853
      Banks ....................................................................            509           2,369
     Long-term debt due currently ..............................................          1,695           1,308
     Accounts payable ..........................................................          2,447           2,466
     Commodity contract liabilities ............................................          1,563           1,545
     Other current liabilities .................................................          1,644           1,440
                                                                                     -----------    -----------
        Total current liabilities ..............................................          9,002           9,981
                                                                                     -----------    -----------

Accumulated deferred income taxes ..............................................          3,614           3,796
Investment tax credits .........................................................            459             479
Commodity contract liabilities .................................................            722             521
Cash flow hedges and other derivative liabilities ..............................            672             317
Other deferred credits and noncurrent liabilities ..............................          2,508           2,221
Long-term debt, less amounts due currently .....................................         14,830          16,173

Mandatorily redeemable, preferred securities of subsidiary trusts, each holding solely junior subordinated debentures of the obligated company:
     TXU obligated .............................................................            368             368
     Subsidiary obligated ......................................................            147             147
Preferred securities of subsidiary perpetual trust of TXU Europe ...............            150             150
Preferred stock of subsidiaries
   Not subject to mandatory redemption .........................................            190             190
   Subject to mandatory redemption .............................................             21              21

Shareholders' equity
   Preference stock ............................................................            300             300
   Common stock without par value ..............................................          7,516           6,560
   Retained earnings ...........................................................          2,021           1,863
   Accumulated other comprehensive income ......................................           (562)           (767)
                                                                                     -----------    -----------
     Total shareholders' equity ................................................          9,275           7,956
                                                                                     -----------    -----------
        Total liabilities and shareholders' equity .............................     $   41,958     $    42,320
                                                                                     ===========    ===========


The balance sheet includes the accounts of TXU Europe as a continuing operation and does not reflect any potential acceleration of debt or other liabilities as a result of recent events.

TXU CORP CONSOLIDATED STATISTICS
CONSOLIDATED OPERATING STATISTICS
PERIODS ENDED SEPTEMBER 30, 2002 AND 2001


                                                                Three Months Ended                   Nine Months Ended
                                                          -------------------------------      ------------------------------
OPERATING STATISTICS-VOLUMES                                 2002        2001        %            2002       2001        %
                                                          ----------  ---------  --------      ----------  --------  --------
   Retail electric sales (gigawatt-hours) ............       41,830     43,503      (3.8)        116,894   118,815      (1.6)
                                                          ==========  =========  ========      ==========  ========  ========
   Retail gas sales (billion cubic feet) .............           60         50      20.0             274       268       2.2
                                                          ==========  =========  ========      ==========  ========  ========
   Wholesale energy sales (physically settled):
     Electric (gigawatt-hours) .......................       11,182      4,205         -          27,334    42,167     (35.2)
                                                          ==========  =========  ========      ==========  ========  ========
     Gas (billion cubic feet) ........................            5         12     (58.3)             16        35     (54.3)
                                                          ==========  =========  ========      ==========  ========  ========
   Physical and financial wholesale trades:
     Electric (gigawatt-hours) .......................      455,951    287,886      58.4       1,923,106   958,540         -
                                                          ==========  =========  ========      ==========  ========  ========
     Gas (billion cubic feet) ........................        6,563      4,731      38.7          18,245    11,010      65.7
                                                          ==========  =========  ========      ==========  ========  ========
   North America electricity distribution
        (gigawatt-hours) .............................       32,574     30,463       6.9          82,392    78,056       5.6
                                                          ==========  =========  ========      ==========  ========  ========
   Pipeline transportation (billion cubic feet)                 129        112      15.2             347       292      18.8
                                                          ==========  =========  ========      ==========  ========  ========

CUSTOMERS (END OF PERIOD & IN THOUSANDS)
   Electric ............................................................................           7,846     7,586       3.4
   Gas .................................................................................           3,597     3,093      16.3
                                                                                               ----------  --------  --------
              Total customers ..........................................................          11,443    10,679       7.2
                                                                                               ==========  ========  ========
   Points of delivery served by Oncor electric delivery ................................           2,902     2,851       1.8
                                                                                               ==========  ========  ========

OPERATING REVENUES (IN MILLIONS OF DOLLARS)
   Retail electric:
     Residential .....................................    $   1,607      1,577       1.9       $   4,181     4,238      (1.3)
     Industrial and commercial .......................        1,294      1,498     (13.6)          4,019     4,244      (5.3)
                                                          ----------  ---------  --------      ----------  --------  --------
              Total ..................................        2,901      3,075      (5.7)          8,200     8,482      (3.3)
                                                          ----------  ---------  --------      ----------  --------  --------
   Retail gas:
     Residential .....................................          183        135      35.6             841       960     (12.4)
     Industrial and commercial .......................          134        112      19.6             527       606     (13.0)
                                                          ----------  ---------  --------      ----------  --------  --------
              Total ..................................          317        247      28.3           1,368     1,566     (12.6)
                                                          ----------  ---------  --------      ----------  --------  --------
   Wholesale energy revenues
     (non-trading physically settled):
     Gas .............................................           15         33     (54.5)             46       106     (56.6)
     Electric ........................................          376         52         -             767       613      25.1
                                                          ----------  ---------  --------      ----------  --------  --------
              Total ..................................          391         85         -             813       719      13.1
                                                          ----------  ---------  --------      ----------  --------  --------
   North America electricity distribution ............          557        650     (14.3)          1,551     1,655      (6.3)
                                                          ----------  ---------  --------      ----------  --------  --------
   International electricity distribution ............           65        161     (59.6)            198       486     (59.3)
                                                          ----------  ---------  --------      ----------  --------  --------
   Pipeline transportation ...........................           16         13      23.1              44        37      18.9
                                                          ----------  ---------  --------      ----------  --------  --------
   Wholesale energy trading and risk
        management and other revenues ................          451        392      15.1           1,000     1,015      (1.5)
                                                          ----------  ---------  --------      ----------  --------  --------
   Less intercompany revenue .........................         (422)      (656)    (35.7)         (1,249)   (1,567)    (20.3)
                                                          ----------  ---------  --------      ----------  --------  --------
              Total operating revenues ...............    $   4,276      3,967       7.8       $  11,925    12,393      (3.8)
                                                          ==========  =========  ========      ==========  ========  ========

FINANCIAL STATISTICS AND RATIOS - SEPTEMBER 2002
   Common stock data:
   Shares outstanding-end of period (millions) ...................................................................       287
   Book value per share -end of period ...........................................................................   $ 31.29
   Return on average common stock equity .........................................................................       6.9
   Dividends declared as a percent of net income .................................................................     117.4

   Capitalization ratios (end of period):
   Long-term debt excluding equity-linked securities of $1.79 billion ............................................      52.2
   Equity-linked securities ......................................................................................       7.2
   Preferred securities of subsidiary trusts .....................................................................       2.7
   Preference and preferred stock ................................................................................       2.0
   Common stock equity ...........................................................................................      35.9
                                                                                                                     --------
              Total ..............................................................................................     100.0
                                                                                                                     ========

     Additional financial information is available on request to TXU Corp at
                   1601 Bryan Street, Dallas, Texas 75201-3411
                                 (214) 812-4600

TXU CORP AND SUBSIDIARIES
NORTH AMERICA ENERGY SEGMENT

                                       FOR THE PERIODS ENDED SEPTEMBER 30, 2002

STATEMENTS OF CONSOLIDATED INCOME
(Unaudited)

                                                              Three Months Ended                       Nine Months Ended
                                                                 September 30,                           September 30,
                                                        ---------------------------------     ----------------------------------
                                                          2002        2001 *    % Change        2002        2001 *     % Change
                                                        ---------    ---------  ---------     ---------     --------   ---------
                                                          Millions of Dollars                   Millions of Dollars

Operating revenues ..................................   $  2,420     $  2,351        2.9      $  6,236      $ 6,163         1.2
                                                        ---------    ---------  --------      --------      -------    --------
Operating expenses
    Energy purchased for resale and fuel consumed ...      1,543        1,536        0.5         3,682        4,105       (10.3)
    Operation and maintenance .......................        356          255       39.6         1,081          700        54.4
    Depreciation and amortization ...................        111          100       11.0           328          306         7.2
    Taxes other than income .........................         52           29       79.3           165           84        96.4
                                                        ---------    ---------  ---------     ---------     --------   ---------

             Total operating expenses ...............      2,062        1,920        7.4         5,256        5,195         1.2
                                                        ---------    ---------  ---------     ---------     --------   ---------

Operating income ....................................        358          431      (16.9)          980          968         1.2

Other income ........................................         21            3          -            34            5           -

Other deductions ....................................          5           25      (80.0)           10           33       (69.7)

Interest income .....................................          -           19          -            23           60       (61.7)

Interest expense and other charges ..................         51           61      (16.4)          181          196        (7.7)
                                                        ---------    ---------  ---------     ---------     --------   ---------

Income before income taxes ..........................        323          367      (12.0)          846          804         5.2

Income tax expense ..................................        100          100          -           267          237        12.7
                                                        ---------    ---------  ---------     ---------     --------   ---------

Net income ..........................................   $    223     $    267      (16.5)     $    579      $   567         2.1
                                                        =========    =========  =========     =========     ========   =========


The North America Energy segment was created as a result of the deregulation of the electric utility industry in Texas, which became effective January 1, 2002. The generation and certain retail operations of TXU US Holdings Company, the energy trading business and unregulated commercial/industrial retail gas operations of TXU Gas Company and other energy related businesses of TXU Corp. were transferred to the North America Energy segment effective January 1, 2002.

Prior period data is included above for the purpose of providing historical financial information about the North America Energy segment after giving effect to the US Electric restructuring transactions described in the Notes to Financial Statements included in the TXU US Holdings Company 2001 Form 10-K. Had the North America Energy segment existed as a separate segment, its results of operations and financial position could have differed materially from those reflected above. Additionally, future results of the North America Energy segment's operations and financial position could differ materially from the historical information presented historical information presented.

Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports to the Securities and Exchange Commission on Form 10-Q. This financial statement is furnished in response to your request for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

NORTH AMERICA ENERGY SEGMENT
OPERATING AND FINANCIAL STATISTICS
PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                     Three Months                         Nine Months
                                                          --------------------------------     --------------------------------
OPERATING STATISTICS - VOLUMES                                2002       2001*    % Change         2002        2001*   % Change
                                                          ---------- ---------------------     ----------- --------------------
Retail electric sales (gigawatt-hours) ................       27,394     30,461      (10.1)         72,551     78,064      (7.1)
                                                          ========== ==========   ========     =========== ==========  ========
Wholesale electric sales volumes (non-trading
     physically settled)
     (gigawatt-hours) .................................        9,260      2,444          -          22,447      5,178         -
                                                          ========== ==========   ========     =========== ==========  ========
Physical and financial wholesale trades:
    Electric (gigawatt-hours) .........................      232,613     89,344          -       1,277,526    222,940         -
                                                          ========== ==========   ========     =========== ==========  ========
    Gas (billion cubic feet) ..........................        5,581      3,998       39.6          15,354      7,699      99.4
                                                          ========== ==========   ========     =========== ==========  ========
CUSTOMERS (END OF PERIOD & IN THOUSANDS)
    Electric .................................................................................       2,763      2,727       1.3
    Gas ......................................................................................           2          3     (33.3)
                                                                                               ----------- ----------  --------
       Total customers .......................................................................       2,765      2,730       1.3
                                                                                               =========== ==========  ========
OPERATING REVENUES (MILLIONS OF DOLLARS)
Retail electric:
    Residential .......................................   $    1,093 $    1,151       (5.0)    $     2,569 $    2,709      (5.2)
    Commercial and industrial .........................          839      1,104      (24.0)          2,720      3,117     (12.7)
                                                          ---------- ----------   --------     ----------- ----------  --------
       Total ..........................................        1,932      2,255      (14.3)          5,289      5,826      (9.2)
                                                          ---------- ----------   --------     ----------- ----------  --------
Wholesale electric revenues (non-trading
    physically settled) ...............................          327         25          -             645         77         -
                                                          ---------- ----------   --------     ----------- ----------  --------
Wholesale energy revenues - trading and risk
    management activitie ..............................          123         52          -             237        106         -
                                                          ---------- ----------   --------     ----------- ----------  --------
Other revenues ........................................           38         19          -              65        154     (57.8)
                                                          ---------- ----------   --------     ----------- ----------  --------
       Total operating revenues .......................   $    2,420      2,351        2.9     $     6,236 $    6,163       1.2
                                                          ========== ==========   ========     =========== ==========  ========

WEATHER (AVERAGE FOR SERVICE AREA)
   Percent of normal:
     Cooling degree days ..............................        99.8%      99.1%        0.7          102.1%     101.6%       0.5
     Heating degree days ..............................            -      57.1%          -           98.6%     104.3%      (5.5)



* See footnote on North America Energy segment Statements of Consolidated Income

TXU CORP AND SUBSIDIARIES
NORTH AMERICA ENERGY DELIVERY SEGMENT

FOR THE PERIODS ENDED SEPTEMBER 30, 2002

STATEMENTS OF CONSOLIDATED INCOME
(Unaudited)

                                                            Three Months Ended                     Nine Months Ended
                                                               September 30,                         September 30,
                                                      --------------------------------     -----------------------------------
                                                        2002        2001 *    % Change        2002         2001*     % Change
                                                      ---------- ---------- ----------     -----------  ----------  ----------
                                                        Millions of Dollars                   Millions of Dollars

Operating revenues ...............................    $     694  $     770       (9.9)     $    2,189   $   2,630       (16.8)
                                                      ---------- ---------- ----------     -----------  ----------  ----------
Operating expenses

   Energy purchased for resale ...................           47         54      (13.0)            302         640       (52.8)
   Operation and maintenance .....................          261        266       (1.9)            759         800        (5.1)
   Depreciation and amortization .................           82         79        3.8             245         232         5.6
   Taxes other than income .......................          113        157      (28.0)            343         467       (26.6)
                                                      ---------- ---------- ----------     -----------  ----------  ----------
       Total operating expenses ..................          503        556       (9.5)          1,649       2,139       (22.9)
                                                      ---------- ---------- ----------     -----------  ----------  ----------
Operating income .................................          191        214      (10.7)            540         491        10.0

Other income .....................................            4          2          -              14          13         7.7

Other deductions .................................            2          1          -               9           7        28.6

Interest income ..................................           10          9       11.1              32          16           -

Interest expense and other charges ...............           83         89       (6.7)            244         272       (10.3)
                                                      ---------- ---------- ----------     -----------  ----------  ----------
Income before income taxes .......................          120        135      (11.1)            333         241        38.2

Income tax expense ...............................           42         52      (19.2)            113          88        28.4
                                                      ---------- ---------- ----------     -----------  ----------  ----------
Net income .......................................   $       78  $      83       (6.0)     $      220   $     153        43.8
                                                      ========== ========== ==========     ===========  ==========  ==========


* The North America Energy Delivery segment was created as a result of the deregulation of the electric utility industry in Texas, which became effective January 1, 2002. The North America Energy Delivery segment includes the electric transmission and distribution business of TXU US Holdings Company and the natural gas pipeline and distribution operations of TXU Gas.

   Prior period data is included above for the purpose of providing historical financial information about the North America Energy Delivery segment after giving effect to the US Electric restructuring transactions described in the Notes to Financial Statements included in the TXU US Holdings Company 2001 Form 10-K. Had the North American Energy Delivery segment existed as a separate segment, its results of operations and financial position could have differed materially from those reflected above Additionally, future results of the North American Energy Delivery segment's operations and financial position could differ materially from the historical information presented.


Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp and Subsidiaries (TXU Corp), all Quarterly Reports to the Securities and Exchange Commission on Form 10-Q and on the following page of this statement. This financial statement is furnished in response to your request for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

NORTH AMERICA ENERGY DELIVERY SEGMENT
OPERATING AND FINANCIAL STATISTICS
PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                        Three Months                         Nine Months
                                                                -------------------------------     ------------------------------
OPERATING STATISTICS - VOLUMES                                     2002      2001*     % Change       2002      2001     % Change
                                                                ---------  --------- ----------     --------- --------------------

Electric energy delivered (gigawatt-hours) ..................     32,574     30,463       6.9         82,392    78,056        5.6
                                                                =========  ========= =========      ========= =========  =========

Gas distribution (bcf):
    Residential .............................................          6          6         -             57        60       (5.0)
    Commercial ..............................................          7          6      16.7             38        39       (2.6)
    Industrial and electric generation ......................          1          1         -              5         6      (16.7)
                                                                ---------  --------- ---------      --------- ---------  ---------
      Total .................................................         14         13       7.7            100       105       (4.8)
                                                                =========  ========= =========      ========= =========  =========

Pipeline transportation (bcf) ...............................        129        112      15.2            347       292       18.8
                                                                =========  ========= =========      ========= =========  =========

GAS DISTRIBUTION CUSTOMERS AND ELECTRIC POINTS OF DELIVERY (END OF PERIOD & IN THOUSANDS)

Gas distribution customers .....................................................................       1,444     1,424        1.4
                                                                                                    ========= =========  =========
Electric points of delivery ....................................................................       2,902     2,851        1.8
                                                                                                    ========= =========  =========

OPERATING REVENUES (MILLIONS OF DOLLARS)
Electric delivery:
    North America Energy ....................................   $    439   $    602     (27.1)      $  1,252     1,514      (17.3)
    Non-affiliated ..........................................        118         48         -            299       141          -
                                                                ---------  --------- ---------      --------- ---------  ---------
      Total .................................................        557        650     (14.3)         1,551     1,655       (6.3)
                                                                ---------  --------- ---------      --------- ---------  ---------
Gas distribution:
    Residential .............................................         64         57      12.3            363       560      (35.2)
    Commercial ..............................................         39         38       2.6            181       311      (41.8)
    Industrial and electric generation ......................          5          6     (16.7)            18        44      (59.1)
                                                                ---------  --------- ---------      --------- ---------  ---------
      Subtotal ..............................................        108        101       6.9            562       915      (38.6)
Pipeline transportation .....................................         16         13      23.1             44        37       18.9
Other revenues, net of eliminations .........................         13          6         -             33        23       43.5
                                                                ---------  --------- ---------      --------- ---------  ---------
      Total gas delivery ....................................        137        120      14.2            639       975      (34.5)
                                                                ---------  --------- ---------      --------- ---------  ---------

Intra-segment eliminations ..................................          -          -         -             (1)        -          -
                                                                ---------  --------- ---------      --------- ---------  ---------
Total operating revenues ....................................   $    694   $    770      (9.9)      $  2,189     2,630      (16.8)
                                                                =========  ========= =========      ========= =========  =========


* See footnote on North America Energy Delivery segment Statements of Consolidated Income

TXU CORP AND SUBSIDIARIES
INTERNATIONAL ENERGY SEGMENT

                                        FOR THE PERIODS ENDED SEPTEMBER 30, 2002


STATEMENTS OF CONSOLIDATED INCOME (LOSS)
(Unaudited)

                                                       Three Months Ended                        Nine Months Ended
                                                          September 30,                            September 30,
                                               ------------------------------------     ---------------------------------------
                                                   2002         2001      % Change          2002          2001       % Change
                                               -----------  ----------- -----------     -----------   ------------   ----------
                                                Millions of US Dollars                    Millions of US Dollars

Operating revenues .........................   $    1,592   $    1,429        11.4      $    4,714    $    5,044       (6.5)
                                               -----------  ----------- -----------     -----------   ------------   ----------

Operating expenses
   Energy purchased for resale and
     fuel consumed .........................        1,213          898        35.1           3,513         3,292          6.7
   Operation and maintenance ...............          243          488       (50.2)            682           975        (30.1)
   Depreciation and other amortization .....           48           68       (29.4)            128           220        (41.8)
   Goodwill amortization ...................            -           50           -               -           147           -
                                               -----------  ----------- -----------     -----------   ------------   ----------
     Total operating expenses ..............        1,504        1,504           -           4,323         4,634         (6.7)
                                               -----------  ----------- -----------     -----------   ------------   ----------

Operating income (loss) ....................           88          (75)          -             391           410         (4.6)

Other income ...............................           11            5           -              19           101        (81.2)

Other deductions ...........................            4           17       (76.5)             25            32        (21.9)

Interest income ............................            5           21       (76.2)             15            57        (73.7)

Interest expense and other charges .........          121          171       (29.2)            349           532        (34.4)
                                               -----------  ----------- -----------     -----------   ------------   ----------
Income before income taxes .................          (21)        (237)      (91.1)             51             4            -

Income tax benefit .........................           (8)        (288)      (97.2)            (18)         (208)       (91.3)
                                               -----------  ----------- -----------     -----------   ------------   ----------
Net income (loss) ..........................   $      (13)  $       51           -      $       69    $      212        (67.5)
                                               ===========  =========== ===========     ===========   ============   ==========



Note: The International Energy segment includes Europe and Australia operations.


Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp and Subsidiaries (TXU Corp), all quarterly reports to the Securities and Exchange Commission on Form 10-Q and on the following page of this statement. This financial statement is furnished in response to your request for informaton concerning TXU Corp and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

INTERNATIONAL ENERGY SEGMENT
OPERATING AND FINANCIAL STATISTICS
PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                    Three Months Ended                    Nine Months Ended
                                                            ----------------------------------   ---------------------------------
                                                              2002        2001      % Change        2002      2001      % Change
                                                            ---------  ---------  ------------   ---------  ---------  -----------
OPERATING STATISTICS - VOLUMES
Retail electric sales (gigawatt-hours) ..................     14,436     13,042       10.7         44,343     40,751        8.8
                                                            =========  =========  =========      =========  =========  =========
Retail gas sales (bcf) ..................................         46         37       24.3            174        163        6.7
                                                            =========  =========  =========      =========  =========  =========
Wholesale energy sales (non-trading
  physically settled):
        Gas (bcf) .......................................          5         12      (58.3)            16         35      (54.3)
                                                            =========  =========  =========      =========  =========  =========
        Electric (gigawatt-hours) .......................      1,922      1,761        9.1          4,887     36,989      (86.8)
                                                            =========  =========  =========      =========  =========  =========
Physical and financial wholesale trades:
        Gas (bcf) .......................................        982        733       34.0          2,891      3,311      (12.7)
                                                            =========  =========  =========      =========  =========  =========
        Electric (gigawatt-hours) .......................    223,338    198,542       12.5        645,580    735,600      (12.2)
                                                            =========  =========  =========      =========  =========  =========

RETAIL CUSTOMERS (END OF PERIOD & IN THOUSANDS)
    Electric .................................................................................      5,083      4,859        4.6
    Gas ......................................................................................      2,151      1,666       29.1
                                                                                                 ---------  ---------  ---------
             Total customers .................................................................      7,234      6,525       10.9
                                                                                                 =========  =========  =========

OPERATING REVENUES (MILLIONS OF US DOLLARS)
Retail electric:
        Residential .....................................   $    514   $    426       20.7       $  1,612   $  1,529        5.4
        Industrial and commercial .......................        455        394       15.5          1,299      1,127       15.3
                                                            ---------  ---------  ---------      ---------  ---------  ---------
             Total ......................................        969        820       18.2          2,911      2,656        9.6
                                                            ---------  ---------  ---------      ---------  ---------  ---------
Electricity distribution ................................         65        161      (59.6)           198        486      (59.3)
                                                            ---------  ---------  ---------      ---------  ---------  ---------
Retail gas:
        Residential .....................................        119         78       52.6            478        400       19.5
        Industrial and commercial .......................         90         68       32.4            328        251       30.7
                                                            ---------  ---------  ---------      ---------  ---------  ---------
             Total ......................................        209        146       43.2            806        651       23.8
                                                            ---------  ---------  ---------      ---------  ---------  ---------
Wholesale energy revenues (non-trading
  physically settled):
        Gas .............................................         15         33      (54.5)            46        106      (56.6)
        Electric ........................................         49         27       81.5            122        536      (77.2)
                                                            ---------  ---------  ---------      ---------  ---------  ---------
             Total ......................................         64         60        6.7            168        642      (73.8)
                                                            ---------  ---------  ---------      ---------  ---------  ---------
Wholesale energy trading and risk
  management and other revenues .........................        328        340       (3.5)           763        909      (16.1)
                                                            ---------  ---------  ---------      ---------  ---------  ---------
Less intercompany revenue ...............................        (43)       (98)     (56.1)          (132)      (300)     (56.0)
                                                            ---------  ---------  ---------      ---------  ---------  ---------
             Total operating revenues ...................   $  1,592   $  1,429       11.4       $  4,714   $  5,044       (6.5)
                                                            =========  =========  =========      =========  =========  =========

Note: The International Energy segment includes Europe and Australia operations.

TXU CORP AND SUBSIDIARIES
AUSTRALIA

                                        FOR THE PERIODS ENDED SEPTEMBER 30, 2002


STATEMENTS OF CONSOLIDATED INCOME
(Unaudited)

                                                            Three Months Ended                     Nine Months Ended
                                                               September 30,                         September 30,
                                                      --------------------------------     -----------------------------------
                                                        2002        2001 *    % Change        2002         2001*     % Change
                                                      ---------- ---------- ----------     -----------  ----------  ----------
                                                        Millions of Dollars                   Millions of Dollars

Operating revenues ...............................    $     234  $     200       17.0      $      662   $    547       21.0
                                                      ---------  ---------  ---------      ----------  ---------   --------
Operating expenses
   Energy purchased for resale and fuel consumed            117         84       39.3             297        262       13.4
   Operation and maintenance                                 49         34       44.1             125         99       26.3
   Depreciation and other amortization                       17         15       13.3              49         44       11.4
   Goodwill amortization                                      -          5          -               -         14          -
                                                      ---------  ---------  ---------      ----------  ---------   --------

     Total operating expenses                               183        138       32.6             471        419       12.4
                                                      ---------  ---------  ---------      ----------  ---------   --------

Operating income                                             51         62      (17.7)            191        128       49.2

Other income                                                  3          -          -               3          -          -

Other deductions                                              -          1          -               3          2          -

Interest income                                               -          -          -               -          -          -

Interest expense and other charges                           32         31        3.2              94         95       (1.1)
                                                      ---------  ---------  ---------      ----------  ---------   --------

Income before income taxes                                   22         30      (26.7)             97         31         -

Income tax benefit (a)                                       (2)         -          -              (5)       (20)     (75.0)
                                                      ---------  ---------  ---------      ----------  ---------   --------

Net income                                            $      24  $      30      (20.0)            102   $     51          -
                                                      =========  =========  =========      ==========  =========   ========

Exchange rates                                          0. 5447     0.5144                     0.5394     0.5203
                                                      ---------  ---------                 ----------  ---------


Note: The International Energy segment includes Europe and Australia operations.

(a) Includes tax benefits of $8.9 million and $8.4 million for the three months ended September 30, 2002 and 2001, respectively, and $25.7 million and $25.4 million year-to-date 2002 and 2001, respectively, associated with the UK business.


     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.), all Quarterly Reports to the Securities and Exchange Commission on Form 10-Q and on the following page of this statement. This financial statement is furnished in response to your request for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU AUSTRALIA
OPERATING AND FINANCIAL STATISTICS
PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                               Three Months Ended                 Nine Months Ended
                                                        ---------------------------------  --------------------------------
                                                         2002       2001      % Change      2002       2001       % Change
                                                        --------  --------- -------------  --------  ---------  -----------
OPERATING STATISTICS - VOLUMES
Retail electric sales (gigawatt-hours) .............      1,951      1,492      30.8         5,062      4,077      24.2
                                                        ========  ========= =========      ========  =========  ========
Retail gas sales (bcf) .............................         21         21         -            51         54      (5.6)
                                                        ========  ========= =========      ========  =========  ========
Wholesale energy sales
  (non-trading physically settled)
       Gas (bcf)
       Electric (gigawatt-hours) ...................        986        986         -         2,371      3,121     (24.0)
                                                        ========  ========= =========      ========  =========  ========
Physical and financial wholesale trades
       Gas (bcf) ...................................                               -             -          -         -
       Electric (gigawatt-hours) ...................     17,670      4,870         -        53,580     34,460      55.5
                                                        ========  ========= =========      ========  =========  ========
RETAIL CUSTOMERS (END OF PERIOD & IN THOUSANDS)
   Electric ........................................................................           536        530       1.1
   Gas .............................................................................           434        424       2.4
                                                                                           --------  ---------  --------
            Total customers ........................................................           970        954       1.7
                                                                                           ========  =========  ========
OPERATING REVENUES (MILLIONS OF DOLLARS)
Retail electric:
       Residential .................................    $    64   $     48      33.3       $   166   $    138      20.3
       Industrial and commercial ...................         57         36      58.3           156        102      52.9
                                                        --------  --------- ---------      --------  ---------  --------
            Total ..................................        121         84      44.0           322        240      34.2
                                                        --------  --------- ---------      --------  ---------  --------
Electricity distribution ...........................         65         58      12.1           172        157       9.6
                                                        --------  --------- ---------      --------  ---------  --------
Retail gas:
       Residential .................................         29         26      11.5            57         60      (5.0)
       Industrial and commercial ...................         32         29      10.3            83         73      13.7
                                                        --------  --------- ---------      --------  ---------  --------
            Total ..................................         61         55      10.9           140        133       5.3
                                                        --------  --------- ---------      --------  ---------  --------
Wholesale energy revenues
  (non-trading physically settled):
       Gas .........................................          0          0         -             -          -         -
       Electric ....................................         25         11         -            67        100     (33.0)
                                                        --------  --------- ---------      --------  ---------  --------
Wholesale energy trading and risk management
and other revenue ..................................          5         30     (83.3)           79         26         -
                                                        --------  --------- ---------      --------  ---------  --------
Less intercompany revenue ..........................        (43)       (38)     13.2          (118)      (109)      8.3
                                                        --------  --------- ---------      --------  ---------  --------
            Total operating revenues ...............    $   234   $    200      17.0       $   662   $    547      21.0
                                                        ========  ========= =========      ========  =========  ========

Note: The International Energy segment includes Europe and Australia operations.

TXU CORP AND SUBSIDIARIES                                                      3
EUROPE

                                        FOR THE PERIODS ENDED SEPTEMBER 30, 2002


STATEMENTS OF CONSOLIDATED INCOME (LOSS)
(Unaudited)

                                                       Three Months Ended                        Nine Months Ended
                                                          September 30,                            September 30,
                                               ------------------------------------     ---------------------------------------
                                                   2002         2001      % Change          2002          2001       % Change
                                               -----------  ----------- -----------     -----------   ------------   ----------
                                                Millions of US Dollars                    Millions of US Dollars

Operating revenues .........................   $    1,358   $    1,229        10.5      $    4,052    $    4,497         (9.9)
                                               -----------  ----------- -----------     -----------   ------------   ----------

Operating expenses
   Energy purchased for resale and
     fuel consumed .........................        1,096          814        34.6           3,216         3,030          6.1
   Operation and maintenance ...............          194          454       (57.3)            557           876        (36.4)
   Depreciation and other amortization .....           31           53       (41.5)             79           176        (55.1)
   Goodwill amortization ...................            -           45           -               -           133            -
                                               -----------  ----------- -----------     -----------   ------------   ----------
     Total operating expenses ..............        1,321        1,366        (3.3)          3,852         4,215         (8.6)
                                               -----------  ----------- -----------     -----------   ------------   ----------

Operating income (loss) ....................           37         (137)          -             200           282        (29.1)

Other income ...............................            8            5        60.0              16           101        (84.2)

Other deductions ...........................            4           16       (75.0)             22            30        (26.7)

Interest income ............................            5           21       (76.2)             15            57        (73.7)

Interest expense and other charges .........           89          140       (36.4)            255           437        (41.6)
                                               -----------  ----------- -----------     -----------   ------------   ----------
Income before income taxes .................          (43)        (267)      (83.9)            (46)          (27)        70.4

Income tax benefit .........................           (6)        (288)      (97.9)            (13)         (188)       (93.1)
                                               -----------  ----------- -----------     -----------   ------------   ----------
Net income (loss) ..........................   $      (37)  $       21           -      $      (33)    $     161            -
                                               ===========  =========== ===========     ===========   ============   ==========


Exchange rates                                     1.5501       1.4388                      1.4805        1.4404
                                                 ---------     --------                  ----------    ---------



Note: The International Energy segment includes Europe and Australia operations.


Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp and Subsidiaries (TXU Corp), all quarterly reports to the Securities and Exchange Commission on Form 10-Q and on the following page of this statement. This financial statement is furnished in response to your request for informaton concerning TXU Corp and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU EUROPE
OPERATING AND FINANCIAL STATISTICS
PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                      Three Months Ended                  Nine Months Ended
                                                                 -----------------------------      ----------------------------
                                                                   2002       2001    % Change        2002      2001    % Change
                                                                 --------  ---------  --------      --------  --------  --------
OPERATING STATISTICS - VOLUMES

Retail electric sales (gigawatt-hours) .....................      12,485     11,550       8.1        39,281    36,674       7.1
                                                                 ========  =========  ========      ========  ========  ========
Retail gas sales (bcf) .....................................          25         16      56.3           123       109      12.8
                                                                 ========  =========  ========      ========  ========  ========

Wholesale energy sales (non-trading
  physically settled):
       Gas (bcf) ...........................................           5         12     (58.3)           16        35     (54.3)
                                                                 ========  =========  ========      ========  ========  ========
       Electric (gigawatt-hours) ...........................         936        775      20.8         2,516    33,868     (92.6)
                                                                 ========  =========  ========      ========  ========  ========

Physical and financial wholesale trades:
       Gas (bcf) ...........................................         982        733      34.0         2,891     3,311     (12.7)
                                                                 ========  =========  ========      ========  ========  ========
       Electric (gigawatt-hours) ...........................     205,668    193,672       6.2       592,000   701,140     (15.6)
                                                                 ========  =========  ========      ========  ========  ========

RETAIL CUSTOMERS (END OF PERIOD & IN THOUSANDS)
   Electric .................................................................................         4,547     4,329       5.0
   Gas ......................................................................................         1,717     1,242      38.2
                                                                                                    --------  --------  --------
            Total customers .................................................................         6,264     5,571      12.4
                                                                                                    ========  ========  ========
OPERATING REVENUES (MILLIONS OF US DOLLARS)
Retail electric:
       Residential .........................................     $   450   $    378      19.0       $ 1,446   $ 1,391       4.0
       Industrial and commercial ...........................         398        358      11.2         1,143     1,025      11.5
                                                                 --------  ---------  --------      --------  --------  --------
            Total ..........................................         848        736      15.2         2,589     2,416       7.2
                                                                 --------  ---------  --------      --------  --------  --------
Electricity distribution ...................................           -        103         -            26       329     (92.1)
                                                                 --------  ---------  --------      --------  --------  --------
Retail gas:
       Residential .........................................          90         52      73.1           421       340      23.8
       Industrial and commercial ...........................          58         39      48.7           245       178      37.6
                                                                 --------  ---------  --------      --------  --------  --------
            Total ..........................................         148         91      62.6           666       518      28.6
                                                                 --------  ---------  --------      --------  --------  --------
Wholesale energy revenues (non-trading
  physically settled):
       Gas .................................................          15         33     (54.5)           46       106     (56.6)
       Electric ............................................          24         16      50.0            55       436     (87.4)
                                                                 --------  ---------  --------      --------  --------  --------
            Total ..........................................          39         49     (20.4)          101       542     (81.4)
                                                                 --------  ---------  --------      --------  --------  --------
Wholesale energy trading and risk management
  and other revenues .......................................         323        310       4.2           684       883     (22.5)
                                                                 --------  ---------  --------      --------  --------  --------
Less intercompany revenue ..................................           -        (60)        -           (14)     (191)    (92.7)
                                                                 --------  ---------  --------      --------  --------  --------
            Total operating revenues .......................     $ 1,358   $  1,229      10.5       $ 4,052   $ 4,497      (9.9)
                                                                 ========  =========  ========      ========  ========  ========


Note: The International Energy segment includes Europe and Australia operations.